UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 18, 2007

AURORA OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

UTAH	000-25170	87-0306609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI		49684
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(231) 941-0073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.

(f) Executive Compensation

On May 18, 2007, the Board of Directors of Aurora Oil & Gas Corporation (the “Company”) awarded cash bonuses to certain key officers for their 2006 performance as set forth in the following revised compensation table for 2006:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compen-sation ($)		Total ($)

William W. Deneau	2006	140,000	28,000	-	196,974(a)	2,450(b	)	367,424
President, Chief
Executive Officer

John V. Miller, Jr.	2006	125,000	26,250	-	64,332(a)	1,875(b	)	217,457
Vice President

Thomas W. Tucker	2006	125,000	26,250	-	64,332(a)	-		215,582
Vice President

(a)
The assumptions used to calculate value in accordance with FAS 123R may be found in Note 10 “Common Stock Options” of our financial statements provided in our 12/31/06 Form 10-KSB which was filed on March 15, 2007.

(b)	These reflect our company match to a 401(K) defined contribution plan.

SIGNATURE

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA OIL & GAS CORPORATION

Date: May 24, 2007	By:	/s/ Ronald E. Huff
By: Ronald E. Huff
Its: Chief Financial Officer